File No. 2-96709
                                                                        811-4721

                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                         FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

      Pre-Effective Amendment No.                                       [ ]


      Post-Effective Amendment No. 22                                   [X]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


      Amendment No. 22                                                  [X]



                               (Check appropriate box or boxes.)

                          DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
                      (Exact Name of Registrant as Specified in Charter)


            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                     Mark N. Jacobs, Esq.
                                        200 Park Avenue
                                   New York, New York 10166
                            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----

       X    on October 1, 2003 pursuant to paragraph (a)(i)
      ----

            60 days after filing pursuant to paragraph (a)(i)
      ----
            on     (date)     pursuant to paragraph (b)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----


Dreyfus Massachusetts Tax Exempt Bond Fund

Seeks income exempt from federal and Massachusetts state income taxes


PROSPECTUS October 1, 2003


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY(SM)



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What every investor should know about the fund

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

                                          Contents

                                          THE FUND
                      --------------------------------

                                        1 Goal/Approach

                                        2 Main Risks

                                        3 Past Performance

                                        4 Expenses

                                        5 Management

                                        6 Financial Highlights

                                          YOUR INVESTMENT
                      ------------------------------------------

                                        7 Account Policies

                                       10 Distributions and Taxes

                                       11 Services for Fund Investors

                                       12 Instructions for Regular Accounts

                                          FOR MORE INFORMATION
                      -------------------------------------------------

                                          Back Cover

Dreyfus Massachusetts Tax Exempt Bond Fund
----------------------
Ticker Symbol: DMEBX

The Fund

GOAL/APPROACH

The fund seeks as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes.


The fund invests at least 80% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund's average portfolio maturity is not restricted.


Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls


The portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.


Although the fund's objective is to generate income exempt from federal and Massachusetts income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax.


The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.


INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand


DOLLAR-WEIGHTED AVERAGE MATURITY: an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.


The Fund       1



(PAGE 1>

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.


* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.


* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.


* STATE-SPECIFIC RISK. The fund is subject to the risk that Massachusetts's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in aR single state makes the fund more sensitive to risks specific to the state and may magnify other risks.


* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

* LEVERAGING RISK. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may cause taxable income and will magnify the fund's gains or losses.

* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objectives.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

2



(PAGE 2>

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total returns to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-Massachusetts-specific municipal bonds. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

 12.45   -6.04   15.51    4.01    9.05    6.07   -4.52   11.85    4.52    8.90
    93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q1 '95               +6.09%

WORST QUARTER:                   Q1 '94               -5.53%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/03 WAS 3.63%.



Average annual total returns AS OF 12/31/02


                                                            1 Year                     5 Years                   10 Years
------------------------------------------------------------------------------------------------------------------------------------


FUND
RETURNS BEFORE TAXES                                         8.90%                      5.21%                      5.96%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                             8.90%                      5.17%                      5.86%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                          7.28%                      5.13%                      5.79%

LEHMAN BROTHERS
MUNICIPAL
BOND INDEX*
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      9.60%                      6.06%                      6.71%


*     UNLIKE THE FUND, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
      STATE.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund       3





(PAGE 3>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                    1.00%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN 30 DAYS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.60%

Shareholder services fee                                                  0.06%


Other expenses                                                            0.16%
--------------------------------------------------------------------------------

TOTAL                                                                     0.82%
--------------------------------------------------------------------------------



Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$84                                $262                                  $455                                  $1,014



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

4


(PAGE 4>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $170 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.1 trillion of assets under management, administration or custody, including approximately $612 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


James Welch has been the fund's primary portfolio manager since November 2001. Mr. Welch joined Dreyfus as a senior portfolio manager in the municipal securities group in October 2001. For the five years prior thereto, Mr. Welch was a senior vice president and member of the portfolio management team at Back Bay Advisors.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund       5



(PAGE 5>

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                                 YEAR ENDED MAY 31,


                                                                                 2003      2002(1)     2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                           16.50      16.21     15.42      16.73      17.01

 Investment operations:  Investment income -- net                               .74(2)     .76(2)      .82        .83        .82

                         Net realized and unrealized
                         gain (loss) on investments                               .97        .29       .79     (1.27)      (.17)

 Total from investment operations                                                1.71       1.05      1.61      (.44)        .65

 Distributions:          Dividends from investment income -- net                (.74)      (.76)     (.82)      (.83)      (.82)

                         Dividends from net realized gain on investments           --         --        --      (.04)      (.11)

 Total distributions                                                            (.74)      (.76)     (.82)      (.87)      (.93)

 Net asset value, end of period                                                 17.47      16.50     16.21      15.42      16.73

 Total Return (%)                                                               10.59       6.61     10.58     (2.56)       3.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                          .82        .80       .81        .85        .82

 Ratio of net investment income to average net assets                            4.40       4.64      5.06       5.22       4.82

 Portfolio turnover rate                                                        65.93      46.76     33.52      19.45      19.47
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        155,654    149,299   143,390    137,587    160,582


(1)   AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
      OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
      AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
      ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31,
      2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
      $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
      BY LESS THAN .01%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
      PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(2)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

6



(PAGE 6>

Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business.

YOUR ORDER WILL BE PRICED at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments

                               Initial               Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS               $2,500                $100
                                                     $500 FOR DREYFUS
                                                     TELETRANSFER INVESTMENTS

DREYFUS AUTOMATIC              $100                  $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating its NAV, the fund's investments generally are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Your Investment       7




(PAGE 7>

ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares


* the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares


IF YOU ARE SELLING OR EXCHANGING SHARES you have owned for less than 30 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).


Limitations on selling shares by phone or online through Dreyfus.com

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*     requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

8



(PAGE 8>

General policies


UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.


THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*     change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Your Investment       9

(PAGE 9>


DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions. The fund normally pays dividends once a month and capital gains distributions annually. Fund dividends and capital gains will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

THE FUND ANTICIPATES that virtually all dividends paid to you will be exempt from federal and Massachusetts personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

FOR MASSACHUSETTS PERSONAL INCOME TAX PURPOSES, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from Massachusetts state income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts personal income tax.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.


10



(PAGE 10>

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              one Dreyfus fund into another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds.



Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.




Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege


YOU CAN EXCHANGE SHARES worth $500 or more from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.


Dreyfus TeleTransfer privilege


TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express((reg.tm))  voice-activated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.


Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if in doubt.

Your Investment       11




(PAGE 11>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds

   P.O. Box 55299, Boston, MA 02205-8553


          By Telephone

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900051981

   * the fund name

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900051981

* the fund name

* your account number

* name(s) of investor(s)


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds

P.O. Box 55263, Boston, MA 02205-8501


WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

12



(PAGE 12>

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

            Online (www.dreyfus.com)

            Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

Your Investment       13



(PAGE 13>

For More Information

Dreyfus Massachusetts Tax Exempt Bond Fund
-------------------------------------
SEC file number:  811-4271

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2003 Dreyfus Service Corporation                                  267P1003

------------------------------------------------------------------------------

                  DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
                     STATEMENT OF ADDITIONAL INFORMATION

                               OCTOBER 1, 2003
------------------------------------------------------------------------------

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Massachusetts Tax Exempt Bond Fund (the "Fund"), dated October 1, 2003, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers:


                  Call Toll Free 1-800-645-6561
                  In New York City -- Call 1-718-895-1206
                  Outside the U.S. -- Call 516-794-5452

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                              TABLE OF CONTENTS

                                                                          PAGE


Description of the Fund....................................................B-2
Management of the Fund....................................................B-17
Management Arrangements...................................................B-22
How to Buy Shares.........................................................B-24
Shareholder Services Plan.................................................B-26
How to Redeem Shares......................................................B-26
Shareholder Services......................................................B-29
Determination of Net Asset Value..........................................B-32
Portfolio Transactions....................................................B-33
Dividends, Distributions and Taxes........................................B-34
Performance Information...................................................B-36
Information About the Fund................................................B-38
Counsel and Independent Auditors..........................................B-39
Appendix A................................................................B-40
Appendix B................................................................B-64

                           DESCRIPTION OF THE FUND


      The Fund is a Massachusetts business trust that commenced operations on June 11, 1985. The Fund is an open-end, management investment company, known as a municipal bond fund. As a municipal bond fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").


      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements and should be read in conjunction with the Fund's Prospectus.


      MASSACHUSETTS MUNICIPAL BONDS. As a fundamental policy, the Fund normally invests at least 80% if the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the Commonwealth of Massachusetts, its political subdivisions, authorities and corporations, and certain other specified securities that provide income exempt from Federal and Commonwealth of Massachusetts personal income taxes (collectively, "Massachusetts Municipal Bonds"). To the extent acceptable Massachusetts Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not Commonwealth of Massachusetts, personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities' interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bond and purchased and sold separately.


      The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

      Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest up to 20% of the value of its net assets in such Municipal Bonds and, except for temporary defensive purposes, in other investments subject to Federal income tax.

CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

TAX EXEMPT PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

TENDER OPTION BONDS. The Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

      The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal
Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund's net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal
Bonds. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity.
The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.


RATINGS OF MUNICIPAL BONDS. The Fund will invest at least 80% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 20% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies, but it currently is the intention of the Fund that this portion of the Fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. The Fund may invest in short-term Municipal Bonds which are rated in the two highest rating categories by a Rating Agency. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

      The average distribution of Fund investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended May 31, 2003, computed on a monthly basis, was as follows:

                                                                Percentage of
    Fitch       or      Moody's           or     S&P                Value
--------------        -------------           ------------      ---------------
   AAA                  Aaa                      AAA             65.5%
   AA                   Aa                       AA              19.1%
   A                    A                        A                6.8%
   BBB                  Baa                      BBB              6.3%
   F-1                  VMIG-1/MIG-1, P-1        SP-1, A-1        0.6% (1)
   Not Rated            Not Rated                Not Rated        1.7% (2)
                                                                  --------
                                                                   100.0%



(1) Included in these categories are tax exempt notes rated within the two highest rating grades by a Rating Agency. These securities, together with Municipal Bonds rated Baa or better by Moody's or BBB or better by S&P or Fitch, are taken into account at the time of purchase for purposes of determining that the Fund's portfolio meets the 80% minimum quality standard discussed above.

(2) Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the Baa/BBB rating category.


      Subsequent to its purchase by the Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date); pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."


      INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."


      ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


      TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Bonds the interest from which gives rise to a preference item for the purpose of the alternate minimum tax. When the Fund has adopted a temporary defensive position, including when acceptable Massachusetts Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from Massachusetts personal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


INVESTMENT TECHNIQUES

      The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.


      BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


      LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.


      DERIVATIVES. The Fund may invest in, or enter into, derivatives, such as options and futures, options on futures contracts, and swap transactions, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.
This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


      The Fund will not be a commodity pool. In addition, the Manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.


FUTURES TRANSACTIONS--IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.


SWAP TRANSACTIONS. The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk, manage duration and reduce portfolio turnover. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and include exposure to a variety of different interest rates. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Swap agreements can take many forms and are known by a variety of names.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Municipal Bond or U.S. Treasury security. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. An interest rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

      The Fund will set aside cash or permissible liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or permissible liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.

      The most important factor in the performance of a swap agreement is the change in the specific interest rate or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement called for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

      The Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

      The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      The Fund will enter into swap transactions only when the Manager believes it would be in the best interests of the Fund's shareholders to do so. Depending on the circumstances, gains from a swap transaction can be treated either as taxable income or as short- or long-term capital gains.


OPTIONS--IN GENERAL. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options with respect to specific securities and interest rate futures contracts. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in the Prospectus or this Statement of Additional Information.

      FORWARD COMMITMENTS. The Fund may purchase Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.


      Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      INVESTING IN MUNICIPAL BONDS. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bonds as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      INVESTING IN MASSACHUSETTS MUNICIPAL BONDS. Since the Fund is concentrated in securities issued by Massachusetts or entities within Massachusetts, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in Massachusetts Municipal Bonds. You should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in Massachusetts Municipal Bonds.

      LOWER RATED BONDS. The Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities rated below investment grade by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal securities. See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities.
Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

      The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities, in which the Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issues, the market price of these securities may be very volatile during the period no interest is paid.

      SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS

      The Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts Municipal Bonds (or other instruments with similar investment characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

      1. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

      7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      8. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

      12. Invest in companies for the purpose of exercising control.

      For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of an investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits the Fund to use cash collateral received in connections with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.


                            MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian

BOARD MEMBERS OF THE FUND(1)


      Board members of the Fund, together with information as to their positions with the Fund, principal occupation and other board memberships and affiliations, are shown below.

Name (Age)                       Principal Occupation
Position with Fund (Since)       During Past 5 Years                          Other Board Memberships and Affiliations
--------------------------       -------------------                          ----------------------------------------

Joseph S. DiMartino (59)         Corporate Director and Trustee               The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board                                                         Levcor International, Inc., an apparel fabric
(1995)                                                                          processor, DIRECTOR
                                                                              Century Business Services, Inc., a provider of
                                                                                outsourcing functions for small and medium size
                                                                                companies, DIRECTOR
                                                                              The Newark Group, a provider of a national market
                                                                                of paper recovery facilities, paperboard mills and
                                                                                paperboard converting plants, DIRECTOR

David W. Burke (67)              Corporate Director and Trustee               John F. Kennedy Library Foundation, DIRECTOR
Board Member                                                                  U.S.S. Constitution Museum, DIRECTOR
(1994)

Samuel Chase (71)                Corporate Director and Trustee               None
Board Member
(1985)

Gordon J. Davis (62)             Partner in the law firm of LeBoeuf, Lamb,    Consolidated Edison, Inc., a utility company,
Board Member                       Greene & MacRae LLP                          DIRECTOR
(1995)                                                                        Phoenix Companies, Inc., a life insurance company,
                                 President, Lincoln Center for the              DIRECTOR
                                   Performing Arts, Inc. (2001)               Board Member/Trustee for several not-for-
                                                                                profit groups

Joni Evans (61)                  Senior Vice President of the William         None
Board Member                       Morris Agency
(1985)

Arnold S. Hiatt (76)             Chairman of The Stride Rite Charitable       Isabella Stewart Gardner Museum, TRUSTEE
Board Member                       Foundation                                 John Merck Fund, a charitable trust, TRUSTEE
(1985)                                                                        Business for Social Responsibility, CHAIRMAN

Burton N. Wallack (52)           President and co-owner of Wallack            None
Board Member                       Management Company, a real estate
(1991)                             management company


--------
1     None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.

      Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times during the fiscal year ended May 31, 2003. The nominating, compensation and pricing committees did not meet during the last fiscal year.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.


                                                  Aggregate Holding of Funds in
   Name of Board Member     The Fund              the Dreyfus Family of Funds
   --------------------     --------              -----------------------------


Joseph S. DiMartino         None                  Over $100,000
David W. Burke              $50,001 - $100,000    Over $100,000

Samuel Chase                None                  $1-$10,000

Gordon J. Davis             None                  $1-$10,000

Joni Evans                  None                  $1-$10,000

Arnold S. Hiatt             None                  None
Burton N. Wallack           None                  None


      As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      The Fund typically pays its Board members an annual retainer of $1,500 and a fee of $250 per meeting attended and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended May 31, 2003, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2002, was as follows:


                                                       Total Compensation
                               Aggregate               From the Fund and
Name of Board                  Compensation            Fund Complex
Member                         From the Fund*          Paid to Board Member(**)
-----------------              ------------------      ------------------------


Joseph S. DiMartino            $3,750                  $815,938 (191)

David W. Burke                 $3,000                  $258,250  (87)

Samuel Chase                   $2,750                  $  47,750  (15)

Gordon J. Davis                $3,000                  $ 102,000 (26)

Joni Evans                     $2,750                  $  44,000  (15)

Arnold S. Hiatt                $2,750                  $  51,500  (15)

Burton N. Wallack              $3,000                  $  51,500  (15)


-----------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,905 for all Board members as a group.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

OFFICERS OF THE FUND


STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.  Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.  Chief
      Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.  Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000. Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate General
      Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate General
      Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.  Director - Mutual Fund
      Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.  Senior Accounting
      Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds
      Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER
      2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


      The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.


      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on September 5, 2003.

      As of September 5, 2003, the following shareholder was known by the Fund to own of record 5% or more of the outstanding voting securities of the
Fund: Charles Schwab & Co. Inc., Special Custody Account, 101 Montgomery Street, San Francisco, CA 94104-4122 (7.64%).



                           MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.


      The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


      In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Fund.


      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President--Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

      The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. The management fees paid to the Manager for the fiscal years ended May 31, 2001, 2002 and 2003 amounted to $861,038, $880,971 and $915,249, respectively.


      The Manager has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                              HOW TO BUY SHARES


      GENERAL. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

      The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund.
Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value per share, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value."


      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


      Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for regular business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                          SHAREHOLDER SERVICES PLAN

      The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

      A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


      For the fiscal year ended May 31, 2003, the Fund paid the Distributor $88,109 under the Plan.



                             HOW TO REDEEM SHARES


      GENERAL. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through Dreyfus-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      REDEMPTION FEE. The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended May 31, 2003, the Fund retained $18,520 in redemption fees.


      No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Checkwriting Privilege, Automatic Withdrawal Plan, or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by securities dealers, banks or other financial institutions approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or
(4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time, or from time to time.


      CHECKWRITING PRIVILEGE. The Fund provides redemption checks ("Checks") to investors automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full or fractional shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


      WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum ) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."


      DREYFUS TELETRANSFER Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."


      SHARE CERTIFICATES; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

      FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares exchanged out of the Fund where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


      To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      DREYFUS AUTO-EXCHANGE Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET Builder(R). Dreyfus-AUTOMATIC Asset Builder(R) permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.


      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

      DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      DREYFUS STEP PROGRAM. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through DREYFUS-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in DREYFUS-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

      B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


      C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.


      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                        DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee, are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                             PORTFOLIO TRANSACTIONS

      Portfolio securities ordinarily are purchased from and sold to parties acting as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds managed by the Manager or its affiliates.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended May 31, 2003. The Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning dividends on the day following the date of purchase. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.


      If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.


      Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of investment. Such a dividend or distribution would be a return of investment in an economic sense, as described herein. In addition, if a shareholder has not held the shares of the Fund for more than six months and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.


      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

      Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial positions") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.


      Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.


                             PERFORMANCE INFORMATION


      The Fund's current yield for the 30-day period ended May 31, 2003 was 3.07%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon a combined 2003 Federal and Massachusetts personal income tax rate of 38.25%, the Fund's tax equivalent yield for the 30-day period ended May 31, 2003 was 4.97%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

      The tax equivalent yield quoted above represents the application of the highest Federal and Commonwealth of Massachusetts marginal personal income tax rates presently in effect. For Federal personal income tax purposes, a 35.00% tax rate has been used. For Massachusetts personal income tax purposes, a 5.00% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      The Fund's average annual total return for the one-, five- and ten-year periods ended May 31, 2003 was 10.59%, 5.70% and 5.87%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The Fund's total return for the period June 11, 1985 (commencement of operations) through May 31, 2003 was 234.20%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Fund's past or future performance.

      From time to time, the after-tax returns of the Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

      Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Wiesenberger/Thomson Financial, Lipper, Inc., Lipper Leader Ratings, Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other indices and industry publications. From time to time, advertising materials for the Fund may refer to or discuss then, current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                           INFORMATION ABOUT THE FUND

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Board member. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege or to any automatic investment or withdrawal privilege described herein.

      To offset the relatively higher costs of servicing smaller accounts, the Fund charges regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

      The Fund sends annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.

                                   APPENDIX A

         RISK FACTORS - INVESTING IN MASSACHUSETTS MUNICIPAL OBLIGATIONS


      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

GENERAL INFORMATION

      Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. According to the 1990 census, the population density of Massachusetts is 767.6 persons per square mile, as compared to 70.3 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas: 96.2% of Massachusetts residents live in metropolitan areas, compared with a national average of 79.4%. The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2000 population of 589,141.

      Since 1970, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 1999 Massachusetts had its highest per capital income growth in 15 years, exceeding the national growth rate by 1.6%. Massachusetts had the third highest level of per capital personal income in the United States in 2002.

      The Massachusetts services sector, with 36.9% of the non-agricultural work force in December 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.4%), government (13.2%) and manufacturing (12.0%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 has been accompanied by increased employment levels, and between 1994 and 1997 total employment levels in Massachusetts have increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sector, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001.

      While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts has been consistently below that of the United States in 2002-03. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the same time period. The unemployment rate in Massachusetts increased from 5.1% in May 2002 to 5.5% in May 2003, and the United States unemployment rate also increased from 5.8% to 6.1% between these same months.

COMMONWEALTH FINANCES

      CASH FLOW-FISCAL 2003 AND 2004. On May 23, 2003 the Commonwealth released the most recent cash flow projections, which included projections for the last two months of fiscal 2003 (May and June) and fiscal 2004 (July 2003 through June
2004).

      The cash flow projection for fiscal 2003 was based on the fiscal 2003 budget, including the value of all vetoes and subsequent overrides and supplemental appropriations enacted through the date of the release. It reflected authorized transfers between budgeted funds provided for in the budget and in subsequent legislation and took account of certain spending reductions implemented by the Governor during fiscal 2003. The cash flow projection incorporated a tax revenue estimate for fiscal 2003 of $14.748 billion, including the value of enacted tax increases and sales tax revenues dedicated to the Massachusetts Bay Transportation Authority (the "MBTA"). After factoring in $265 million of fiscal 2002 tax refunds that were paid in July and August of 2002 and $58.6 million for accounting-period timing differences, the tax estimate for cash flow purposes was $14.329 billion. The cash flow projection also incorporated significant use of cash reserves, resulting in a net cash inflow of $1.093 billion, including $730 million from the Stabilization Fund ($550 million related to fiscal 2003 and $180 million related to closing the books in fiscal 2002) and $243 million from various other funds.

      On June 30, 2002 the Commonwealth had a cash balance of $2.010 billion, including $412 million ear-marked to pay issued but outstanding checks. The cash flow projection (which excluded such ear-marked amounts) shows a beginning balance for fiscal 2003 of $1.598 billion, including $1.206 billion in segregated bond funds. The cash flow projected an ending (June 30, 2003) balance of $1.232 billion, including $964 million in segregated bond funds. Excluding segregated bond funds, the beginning and projected ending cash balances for fiscal 2003 was $391 million and $268 million, respectively, exclusive of amounts ear-marked for unpaid checks. The projection also excluded amounts available in the Commonwealth's Stabilization Fund and certain other reserve funds totaling approximately $840 million.

      The Commonwealth's actual June 30, 2003 cash balance was $2.163 billion, including $1.056 billion in segregated capital funds and $1.107 of operating cash. After taking into account $400 million reserved to pay issued but outstanding checks, the net year-end operating balance was $707 million, which was approximately $439 million higher than projected. The higher than expected year-end cash balance is due to a number of factors, including $152 million of off-budget fund balances that were consolidated into the operating budget as a result of the repeal of various minor funds, $110 million in tax revenues related to closing so-called tax loopholes that will be deposited into the Stabilization Fund and approximately $90 million from higher than expected tax revenue collections.

      The Commonwealth maintains a commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes ("BANs") or revenue anticipation notes for operating purposes. All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by State finance law to be paid not later than June 30 of such year. The Commonwealth also periodically issues commercial paper in the form of BANs to fund capital spending in between bond sales. At the end of fiscal 2003, the Commonwealth had outstanding approximately $507 million of BANs through the commercial paper program for a variety of capital projects.

      Net proceeds of long-term debt issuance during fiscal 2003 were projected to total $2.16 billion (not including refunding bonds). This includes approximately $420 million in bonds ear-marked for the CA/T Project (defined below) and $285 million in bonds ear-marked for working capital related to the MBTA. Approximately $1.91 billion of this amount was issued through the end of May 2003. An additional bond sale of $250 million was expected to be delivered in June 2003, but that sale was not completed.

      The Commonwealth anticipates that it will have generally low cash balances throughout fiscal 2004. The May 23, 2003 cash flow projection indicated an operating balance deficit as of the end of December 2003, even with significant short-term borrowing. This projection, however, was based on the Governor's fiscal 2004 budget submission in February 2003, which differed substantially from the fiscal 2004 budget enacted in June 2003. The Commonwealth's next cash flow projection, which was due August 31, 2003, will incorporate the Commonwealth's actual fiscal 2003 year-end cash position, the 2004 budget including vetoes and overrides and other information.

      FISCAL 2003 BUDGET. On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimated would increase Commonwealth tax revenues in fiscal 2003 by approximately $1.241 billion (compared to then-current law) through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, decreases in personal income tax exemptions and a delay in the implementation of the scheduled reduction of the tax rate on most non-capital gains income from 5.3% in tax year 2002 to 5.0% in tax year 2003.

      On July 19, 2002, the fiscal 2003 budget also passed. The fiscal 2003 budget was based on a tax revenue estimate of $15.393 billion including the tax increases and a tax amnesty program. The budget appropriated 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Executive Office for Administration and Finance (the "EOAF") to be approximately $295.7 million, as well as $550 million from the Stabilization Fund, $75 million from the Caseload Migration Fund, $32 million from the Ratepayer Parity Trust and $20 million from the Clean Elections Fund. The fiscal 2003 budget, including veto overrides, directly appropriated $22.682 billion, not including approximately $282 million in Medicaid related health care spending that was moved off-budget. The fiscal 2003 budget eliminated Medicaid eligibility for approximately 50,000 long-term unemployed adults on April 1, 2003. This change resulted in a spending reduction of approximately $52 million. The Division of Medical Assistance (the "DMA"), however, estimated that the shift of this population from MassHealth to emergency health services could result in increased costs to the "free care pool" of approximately $30 million in fiscal 2003 and approximately $140 million on an annualized basis.

      On October 17, 2002, the Commonwealth reduced the official fiscal 2003 tax revenue estimate to $15.145 billion. In response to the lower tax revenue estimate, the Acting Governor reduced allotments to certain budgetary accounts in the amount of approximately $99.1 million to partially address the anticipated revenue shortfall. On December 9, 2002, the Acting Governor again reduced allotments in the amount of approximately $60.7 million to partially address an additional anticipated revenue shortfall.

      In January 2003, the new Governor began projecting a budget shortfall in fiscal 2003 of approximately $650 million, which was comprised of lower than anticipated tax revenues in the amount of approximately $497 million.

      On January 30, 2003, the Governor announced $343.6 million in allotment reductions and other savings initiatives. Local government aid and lottery distributions to cities and towns were reduced by $114.4 million as part of the reduction package. Other spending cuts were made to Medicaid in the amount of approximately $75.2 million, education programs by approximately $25 million, higher education and state colleges in the amount of approximately $15.9 million, transitional assistance in the amount of approximately $12 million, housing in the amount of approximately $10 million, a prescription drug program for seniors in the amount of $10 million, other health and human services in the amount of approximately $46 million and all other areas in the amount of approximately $35.1 million.

      On February 3, 2003, the Commonwealth reduced the October 2003 tax revenue estimate to $14.648 million, including revenue collected from the fiscal 2003 tax amnesty program. The reduction to the fiscal 2003 tax revenue estimate was composed of a $177 million reduction in withholding collections, a $150 million reduction in estimated capital gains tax revenues, a $135 million reduction in other income taxes, and a $65 million reduction in sales tax revenues, offset in part by smaller increases in other tax revenue sources.

      On March 5, 2003, legislation was signed by the Governor to increase filing fees at the Registries of Deeds and to levy a separate surcharge on all Registry of Deeds filings, which is estimated to result in additional revenue of approximately $40.6 million for fiscal 2003 and approximately $136.2 million for fiscal 2004. The separate surcharge on filings will be deposited in the Registers Technological Fund. The other filing fee increases will be remitted to the General Fund. Pursuant to the legislation, transfers in the amounts of $12 million from the Workforce Training Fund, the balance of the Clean Elections Judgment Fund, $6.5 million from the Caseload Increase Mitigation Fund, $17 million from the Renewable Energy Trust Fund and $6.5 million from the Health Protection Fund were moved to the General Fund.

      The EOAF currently projects a statutory budget surplus of approximately $160.5 million in fiscal 2003. The estimated year-end surplus will be deposited in the Stabilization Fund and is primarily the result of higher than estimated tax revenue partially derived from the closing of various so-called tax loopholes. This projection is based upon the assumption that $122 million in fiscal 2003 appropriations will remain unspent. The estimate also takes into account all outstanding supplemental budget appropriations filed by the Governor to address deficiencies in certain appropriations or to authorize unexpended fiscal 2003 appropriations to carry forward into fiscal 2004. Although currently projecting a year-end statutory surplus, fiscal 2003 utilized Stabilization Fund monies, one-time tax revenues, $57.7 million in Federal Medicaid Assistance Percentage ("FMAP") reimbursements and other non-recurring revenue sources totaling approximately $1.178 billion to offset a structural deficit in the General Fund, the Highway Fund and other operating budget funds (collectively, the "Budgeted Operating Funds").

      FISCAL 2004 BUDGET. On June 20, 2003, the Legislature passed the fiscal 2004 budget, which was based on a tax revenue estimate of $14.808 billion, comprised of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflects an adjustment of $44.1 million in revenues dedicated to the Convention Center Trust Fund, which were transferred from a Budgeted Operating Fund to a non-budgeted operating fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The fiscal 2004 budget relied on non-recurring revenues and one-time savings initiatives projected to total approximately $347.0 million to achieve a balanced budget on a statutory basis, as required under state finance law. The one-time revenue sources and savings initiatives included $100.0 million from the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, of which $55.0 million is to be transferred to the uncompensated care pool and $45.0 million is to be deposited in the General Fund; $62.0 million from the repeal of the Teacher, Principal and Superintendent Endowment Fund; $145 million in savings from an asset transfer in lieu of cash payment for pension liabilities and $40.0 million from the sale of surplus state property.

      The fiscal 2004 budget budgeted $22.332 billion for programs and services. After review of the budget, the Administration concluded that the spending plan over-estimated non-tax revenue by approximately $200.0 million, and announced that the proposed budget was deficient in that amount. On June 30, 2003, the Governor vetoed approximately $201.0 million in spending and signed into law the fiscal 2004 budget. The Legislature subsequently overrode approximately $158.4 million of the Governor's vetoes. The final budget, including veto overrides, budgeted $5.921 billion for Medicaid, $3.9 billion for education, $1.598 billion for debt service and $10.870 billion for all other programs and services. The total budgeted amount is approximately $22.289 billion, or .05% less than estimated total spending in fiscal 2003. This figure is adjusted to reflect a transfer of funds off-budget to the Commonwealth's pension obligation in the amount of $687.3 million, but does not reflect the transfer of the Hynes Convention Center and Boston Common parking garage in lieu of partial payment valued at approximately $145.0 million. The $22.289 billion figure also does not include $54.0 million in fiscal 2003 appropriations that were not expended in fiscal 2003, and were continued in fiscal 2004. The fiscal 2004 budget total does not account for approximately $493.0 million in off-budget Medicaid related expenses that are funded through nursing home assessments and Federal reimbursements.

      The Administration now plans to draw down a total of approximately $271.0 million in Federal dollars available from the Jobs and Growth Tax Relief Reconciliation Act of 2003 in fiscal 2004, which amount includes the $100.0 million budgeted in the fiscal 2004 budget.

REVENUE

      In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Budgeted Operating Funds. In fiscal 2003, on a statutory basis approximately 64.2% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 20.6% of such revenues, with the remaining 15.2% provided from departmental revenues and transfers from non-budgeted funds.

      COMMONWEALTH TAXES. During fiscal 1999 through fiscal 2002, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated to have been a reduction of approximately $1 billion of fiscal 1999 revenues, $180 million of fiscal 2000 revenues, $790 million of fiscal 2001 revenues and $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes are estimated to have increased revenue collection by a net amount of approximately $900 million. The Department of Revenue estimates that in fiscal 2004, the impact of tax law and administrative changes will be to reduce tax collections by approximately $180 million compared to fiscal 2003.

      Legislation enacted as part of the fiscal 2003 budget authorized the Department of Revenue to create an amnesty program for all types of taxes (excluding those paid under the International Fuel Tax Agreement), which initially ran through November 30, 2002. Later legislation extended the period from January 2, 2003 through February 28, 2003. Successful participants in this program had penalties waived. A gross amount of approximately $174 million was raised through the amnesty program.

      Legislation enacted as part of the fiscal 2004 budget affected the calculation of interest on refunds for a wide array of tax types. Under these provisions, changes were made to the interest rate, substantiation requirements and dates from which interest is calculated. It is estimated that upon full implementation these changes will result in approximately $30 million in lower interest payments on tax refunds in fiscal 2004.

      The major components of state taxes are the income tax, which is projected to account for approximately 54% of total tax revenues in fiscal 2004, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions and public utility corporations), which are projected to account for approximately 10%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2004 tax revenues.

      INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year range is 5.3%. Beginning in tax year 2001, gains from capital assets held for more than six years are not subject to tax. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

      SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

      Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the fiscal 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In fiscal 2004, the amount of such sales tax receipts is estimated to be $84.3 million.

      BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

      Beginning January 1, 1997, legislation was phased in that sourced sales to the state of domicile of the ultimate consumer of a service instead of to the state where the seller bore the cost of performing services. It is estimated that this change resulted in a revenue deduction of approximately $106 million in fiscal 2002 and $107 million in fiscal 2003, and is projected to reduce revenues by approximately $119 million in fiscal 2004. Legislation enacted in March 2003 requires certain qualified subchapter S subsidiaries ("QSUBs"), as defined in the Internal Revenue Code of 1986, as amended (the "Code"), to pay the net income measure of the Commonwealth's corporate excise tax. A tax rate of 3% will be imposed on the net income of each QSUB if the total receipts of the QSUB, its parent and all of the parent's other QSUBs are between $6 million and $9 million for the taxable year. A tax rate of 4.5% will be imposed if such total receipts exceed $9 million. The new tax is in addition to the tax on the QSUB's income currently levied on its parent. The new law also requires every QSUB that receives income that would have been taxed to it for Federal income tax purposes had it been treated as a separate corporation, to include, as a separate computation from the one above, such income in the net income measure of its corporate excise subject to tax at 9.5%. The Department of Revenue estimates that this change will result in additional revenue of approximately $30 million in fiscal 2004.

      The legislation enacted in March 2003 also provided that, in computing net income, a taxpayer must generally add back certain payments remitted directly or indirectly to related parties for intangibles expenses and costs, including interest payments. The Department of Revenue estimates that as a result of this change, in fiscal 2003 approximately $40 million less in corporate tax refunds was paid than otherwise would have been the case, and $50 million in additional revenue is expected in fiscal 2004.

      BANK TAX. Commercial and savings banks are subject to an excise tax of 12.54%. A 1995 tax cut, which was fully implemented in fiscal 2000, is estimated to have an annualized value of approximately $30 million, taking into account an $18 million annualized gain resulting from the effect of provisions in the 1995 legislation that applied the tax to out-of-state banks and other financial institutions not previously taxed.

      Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust ("REIT") distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. It is estimated that this change resulted in additional revenue of approximately $160 to $180 million in fiscal 2003, but will only result in $25 to $45 million in additional revenues in fiscal 2004 and subsequent years due to one-time liability payments in fiscal 2003.

      INSURANCE TAXES. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax on gross investment income.

      OTHER TAXES. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The Department of Revenue estimates that this change resulted in additional revenue of approximately $195 million in fiscal 2003. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2003.

      Recently, Congress made numerous changes to Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, Federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Commonwealth's estate tax equaled the previously allowable Federal credit, legislative action was needed to prevent the Commonwealth's estate tax from being fully eliminated. As of October 2002, the Commonwealth's estate tax was decoupled from the Federal estate tax and is now tied to the Code.

      FEDERAL AND OTHER NON-TAX REVENUES. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal fiscal 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the Federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.

      For the Budgeted Operating Funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $870.0 million, $902.1 million, $931.6 million, $941.3 million and an estimated $944.7 million in fiscal 1999 through 2003, respectively, and which are expected to account for $1.014 billion in fiscal 2004.

      On May 28, 2003, President Bush signed the Jobs and Growth Reconciliation Act of 2003. Massachusetts could be eligible to receive up to approximately $550 million of the $20 billion total made available to states under the legislation. The estimated funding to Massachusetts would be comprised of increased FMAP reimbursements in the amount of approximately $334 million and temporary direct fiscal relief in the amount of approximately $215.9 million. The fiscal 2004 budget relied on $100.0 million, of which $55.0 million is increased FMAP to be transferred to the uncompensated care pool and $45 million is to be deposited in the General Fund. The Administration now plans to draw down a total of approximately $57.7 million in fiscal 2003 and $271 million in fiscal 2004. The fiscal 2004 amount is comprised of $215.9 million in general fiscal relief plus the aforementioned $55.0 million in FMAP funds.

      TOBACCO SETTLEMENT. On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry (the "MSA"). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets.

      The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

      During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the MSA. The fiscal 2002 budget changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The fiscal 2003 budget appropriated 100% of the fiscal 2003 annual tobacco settlement payment for current-year spending, which is estimated by the EOAF to be approximately $295.7 million. The fiscal 2004 budget will also utilize 100% of the annual tobacco settlement payment ($282.9 million base amount) for current-year spending.

EXPENDITURES

      COMMONWEALTH FINANCIAL SUPPORT FOR LOCAL GOVERNMENTS. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds. In fiscal 2003, approximately 22.6% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid. In fiscal 2004, approximately 21.4% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid.

      As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.

      The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.

      In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties.

      During fiscal 2003, the Governor reduced Local Aid in response to declining revenues. On January 30, 2003, the Administration announced $114.4 million in reductions to Additional Assistance and lottery distributions to cities and towns. In the fiscal 2004 budget, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44.0 million reduction in lottery distributions.

      PROPERTY TAX LIMITS. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between fiscal 1981 and fiscal 2003, the aggregate property tax levy grew from $3.346 billion to $8.494 billion, a compound annual growth rate of 4.3%. By contrast, according to the Federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 108.5%

      Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. In fiscal 2003, 52 communities had successful override referenda that added an aggregate of approximately $20.7 million to their levy limits. Capital exclusions were passed by 11 communities in 2003, totaling approximately $0.9 million.

      MEDICAID. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services, receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the Federal Children's Health Insurance Program for states.

      Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2003, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 1999 to fiscal 2003 has grown by 11% on a compound annual basis. During the same period, Medicaid enrollment has increased by 4% on a compound annual basis. The EOAF projects total fiscal 2004 expenditures for Medicaid to be $6.414 billion, an increase of 11% over fiscal 2003. The rate of growth of the Medicaid program has slowed since fiscal 2002 due to a number of cost control initiatives, including reductions in benefits and eligibility reductions. In fiscal 2003, the Medicaid program did not exceed its appropriated amount, as had occurred in previous years.

      UNCOMPENSATED CARE POOL. As discussed above, the fiscal 2003 budget eliminated Medicaid eligibility for approximately 50,000 long-term unemployed adults on April 1, 2003. The fiscal 2004 budget directed the DMA to provide health care benefits to long-term unemployed adults and make expenditures for such benefits through the Commonwealth's uncompensated care pool. The uncompensated care pool was created in 1985 to reimburse Massachusetts acute care hospitals and community health centers for medically necessary services provided to the low-income uninsured and underinsured. This new program is legislatively mandated to begin October 1, 2003 and is expected to extend eligibility to approximately 36,000 long-term unemployed adults. The DMA will submit a waiver amendment prior to that date, and will not be able to draw down any Federal financial participation until the amendment is approved. Although it is certain that the new program will offer a different sent of benefits, the policy is still being developed. Program costs are projected to be less than $160 million, but an exact figure will not be available until policy development is complete.

      The Federal Centers for Medicare and Medicaid Services asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate Federal regulations regarding impermissible taxes on health care providers. Since 1993, the DMA has been seeking a Federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool. The DMA believes that the assessment complies with the Federal law pertaining to provider taxes. Under Federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the Federal government could seek retroactive repayment of Federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000 the Commonwealth received an estimated $1.068 billion in Federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool. The Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter since fiscal 2000. Clarification of this issue could take several years, and no further action has been taken by Federal authorities since June 2000.

      SENIOR PHARMACY PROGRAM. A comprehensive senior pharmacy program administered by the Department of Elder Services began in April 2001. In its first full year of operation, spending for the program totaled approximately $81.5 million. The fiscal 2003 budget appropriated $97.6 million for the program, but only $85.3 million was expended as a result of allotment reductions imposed on October 10, 2002. In fiscal 2004, spending for the program is projected to total approximately $96.3 million.

      PUBLIC ASSISTANCE. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children ("TAFDC"), Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children ("EAEDC"), and the state supplement to Federal Supplemental Security Income ("SSI").

      TAFDC expenditures in fiscal 2003 are estimated to be $412.0 million, approximately 1.4% less than fiscal 2002. TAFDC budgeted expenditures in fiscal 2004 are projected to be $405.2 million, a decrease of 1.6% from fiscal 2003. The decrease in TAFDC spending is attributable to the federally mandated increase in the number of recipients required to work. The Emergency Assistance program provides disaster relief and shelter to homeless families. The cost of this program is included in TAFDC expenditures.

      The Commonwealth began implementing welfare reform programs in November 1995, establishing TAFDC programs to encourage work as a means to self-sufficiency and to discourage reliance on long-term assistance. The TAFDC caseload declined steadily from fiscal 1996 through fiscal 2001, resulting in a 68% decrease through fiscal 2001. However, the caseload began to grow again in fiscal 2002, from a low point of 42,013 enrolled in July 2001 to a high point of 48,550 in February 2003. In addition, Massachusetts limits TAFDC recipients to two years of benefits within a five-year period. Over 15,000 welfare recipients reached their limit in December 1998 and can now begin receiving benefits again if they meet eligibility requirements.

      The EAEDC caseload declined steadily from fiscal 1996 through fiscal 2001, resulting in an 83.6% decrease through fiscal 2001, but the caseload began to grow again in fiscal 2002. The trend can be attributed to factors similar to those affecting the TAFDC caseload. For fiscal 2003, caseload increased by an estimated 5.4% and expenditures increased by approximately 6.9%. For fiscal 2004, caseload is projected to grow by 6.7%. Fiscal 2004 expenditures for EAEDC are projected to be $63.9 million, a 6.6% decrease from fiscal 2003. The fiscal 2004 decrease in expenditures is attributed to eligibility and benefit changes.

      SSI is a federally administered and funded cash assistance program for individuals who are elderly, disabled or blind. SSI payments are funded entirely by the Federal government up to $530 per individual recipient per month and entirely by the state above that amount. The additional state supplement ranges from $39 to $454 per month per recipient. Fiscal 2004 expenditures for SSI are estimated to be $209.0 million, a 1% decrease from fiscal 2003.

      OTHER HEALTH AND HUMAN Services. Other health and human services estimated spending for fiscal 2003 included expenditures for the Department of Mental Retardation ($952.3 million), Department of Mental Health ($602.5 million), Department of Social Services ($656.6 million), Department of Public Health ($407.3 million) and other human service programs ($636.7 million).

      In fiscal 2004, other health and human services spending is projected to include expenditures for the Department of Mental Retardation ($961.3 million), Department of Mental Health ($592.8 million), Department of Social Services ($679.6 million), Department of Public Health ($358.1 million) and other human services programs ($629.2 million).

      COMMONWEALTH PENSION OBLIGATIONS. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

      EARLY RETIREMENT INCENTIVE PROGRAM. As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an "ERIP"), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 ERIP program totaled approximately 4,600. The legislation authorizing the 2002 ERIP directed the Public Employee Retirement Administration Commission ("PERAC") to file a report on the additional actuarial liabilities due to the 2002 ERIP. In its report, PERAC stated that the 2002 ERIP program resulted in an increased actuarial liability of $312.2 million. The 2003 ERIP Program will be executed during the first half of fiscal 2004. Although it offers similar enhanced benefits to the 2002 ERIP, participation and impact are expected to be less due to a diminished pool of retirement-eligible employees.

      An actual valuation of the total pension obligation dated January 1, 2002 was released on September 24, 2002. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $7.369 billion, including unfunded actuarial accrued liabilities of $959 million for the State Employee's Retirement System, $4.908 billion for the State Teachers' Retirement System, $772 million for Boston Teachers and $730 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liabilities as of January 1, 2002 to be approximately $39.067 billion (comprised of $15.961 billion for state employees, $20.620 billion for state teachers, $1.756 billion for Boston teachers and $730 million for cost-of-living increases). Total assets were valued at approximately $31.699 billion, which reflected the five-year average valuation method and equaled 110.4% of market value.

      It is expected that PERAC will complete a January 1, 2003 valuation of the total pension obligation in September 2003. The stock market downturn and other factors are anticipated to decrease significantly the valuation of investment assets in the pension liability fund, and accordingly are expected to increase the Commonwealth's pension funding obligations required to amortize unfunded accrued liability. Based on preliminary estimates, the total unfunded actuarial accrued liability increased by $5.182 billion since the most recently completed valuation, from $7.369 billion as of January 1, 2002 to approximately $12.551 billion as of January 1, 2003. This difference is equal to an estimated total actuarial accrued liability of $42.181 billion ($3.114 billion greater than the figure for January 1, 2002) minus estimated total actuarial value of assets of $29.630 billion ($2.069 billion less than the figure for January 1, 2002). According to these preliminary estimates, the expected revisions to the pension funding schedule required to fully amortize unfunded accrued liability by 2023 will be materially higher than the existing annual pension funding obligations.

      HIGHER EDUCATION. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the Commonwealth Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The Legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution.

      OTHER PROGRAM EXPENDITURES. In fiscal 2003, the remaining $3.514 billion in estimated expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($581.6 million), District Attorneys ($76.4 million), the Attorney General ($33.1 million), the Executive Offices for Administration and Finance ($422.6 million), Environmental Affairs ($179.6 million), Transportation and Construction ($113.0 million), Public Safety ($904.1 million), Elder Affairs ($191.9 million) and the Department of Housing and Community Development ($84.4 million).

      In fiscal 2004, the remaining $3.438 billion in projected expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($568.7 million), District Attorneys ($75.8 million), the Attorney General ($33.5 million), the Executive Office for Administration and Finance ($433.0 million), Environmental Affairs ($165.8 million), Transportation and Construction ($36.6 million), Public Safety ($856.1 million), Elder Affairs ($189.2 million) and the Department of Housing and Community Development ($66.9 million).

CAPITAL SPENDING

      The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on the amount of capital spending to be financed by bonds issued by the state. In fiscal 2003 the annual limit was $1.225 billion. This capital spending plan coordinates capital expenditures by state agencies and authorities that are funded by the Commonwealth's debt obligations, operating revenues, third-party payments and Federal reimbursements. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), the Boston and Springfield convention centers and other projects. The Commonwealth aggregates its capital expenditures into the following seven major categories (with estimated fiscal 2003 spending in parentheses): Economic Development ($313 million); Environment ($123 million); Housing ($113 million); Information Technology ($83 million); Infrastructure ($276 million); Public Safety ($38 million); and Transportation ($1.865 billion).

      CENTRAL ARTERY/TED WILLIAMS TUNNEL PROJECT. The largest single component of the Commonwealth's capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate
90) to Logan International Airport and points north.

      PROGRESS/SCHEDULE UPDATE. As of May 31, 2003, CA/T Project construction was 90% complete. As of that date, approximately $13.5 billion was under contract or agreement and approximately 93% of all construction scope was under contract. On January 18, 2003, the I-90 extension to the Ted Williams Tunnel and East Boston/Logan Airport was opened to general traffic. On March 29, 2003, I-93 northbound opened to traffic. Delays in completion of components of the Integrated Project Control System slowed the opening I-90 and I-93 northbound, which opened two months and almost four months, respectively, later than projected. The CA/T Project is currently exploring further schedule initiatives to mitigate the impact of this delay; however, without schedule initiatives, there may be a corresponding delay in the remaining other CA/T Project milestones' opening dates.

      On July 30, 2003 the Federal Highway Administration submitted to the Massachusetts Turnpike Authority (the "Turnpike Authority") the results of its annual budget review of the CA/T Project. The Federal Highway Administration estimates the total cost of the project to be $14.52 billion, compared to the 2002 estimate of 14.46 billion.

      TOLL DISCOUNT PROGRAM. On July 1, 2002, a toll discount program for members of the FASTLANE Program who operate non-commercial two-axle passenger vehicles went into effect, providing a 50% discount on the amount of the July 1, 2002 toll rate increase to participants. In April 2003, the discount program was extended through December 2003. Funding for this extension will come from the Turnpike Authority's sale of certain real estate in May 2003 for approximately $75 million. In September 2003, the board intends to reevaluate the continued maintenance of the toll discount program.

      Legislation passed on July 31, 2002 contained provisions that could be interpreted as requiring that the toll discount program be made permanent. It is the position of the Turnpike Authority that the toll discount program remains subject to annual evaluation by the Turnpike Authority board and available funding, and is subordinate to payments for Western Turnpike and Metropolitan Highway System debt service and expense commitments. If the Legislature requires the toll discount program be made permanent without providing offsetting funding, the Turnpike Authority could potentially face a revenue shortfall. In addition, before any toll discount program could be made permanent, the Turnpike Authority's Trust Agreement would require the Turnpike Authority to deliver a certificate of an independent consultant verifying certain debt service coverage ratios to the trustee.

      MASSACHUSETTS BAY TRANSPORTATION AUTHORITY. Beginning in fiscal 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit in eastern Massachusetts. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth's debt service obligations related to certain outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts: after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2000 to approximately $136 million in fiscal 2006) the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

      Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guarantees of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net cost of service. The MBTA's net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. The November 1999 legislation that provided for state sales tax revenues to be dedicated to the MBTA also required the Commonwealth to defray the cost of an 18-month lag (from January 1, 1999 through June 30, 2001) in operating subsidies that were previously financed through such short-term notes and the advancement of cash reserves from the Commonwealth.

      Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of June 30, 2003, the MBTA had approximately $2.834 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $270 million to $292 million through fiscal 2013 and declining thereafter.

      GENERAL AUTHORITY TO BORROW. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

      GENERAL OBLIGATION DEBT. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

      NOTES. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1.0 billion commercial paper program for general obligation notes, through a $200 million letter of credit which expires on December 28, 2003, and four $200 million credit lines, available through September 2004, December 2004, March 2005 and September 2005, respectively.

      SYNTHETIC FIXED RATE BONDS. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of June 30, 2003, the amount of such variable rate bonds outstanding was $1.364 billion.

      VARIABLE RATE DEMAND BONDS, AUCTION RATE SECURITIES AND U.PLAN BONDS. As of June 30, 2003, the Commonwealth had outstanding approximately $275.6 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. As of June 30, 2003, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of June 30, 2003, the Commonwealth had outstanding approximately $128.8 million of variable rate "U.Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

      SPECIAL OBLIGATION DEBT.

      HIGHWAY FUND. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of June 30, 2003, the Commonwealth had outstanding $813.0 million of such special obligation bonds, including $629.6 million of such bonds secured by a pledge of 6.86(cent) of the 21(cent) motor fuels excise tax.

      CONVENTION CENTER FUND. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. To date, no such bonds have been issued. However, $350 million of general obligation bond anticipation notes have been issued.

      FEDERAL GRANT ANTICIPATION NOTES. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between fiscal 2006 and fiscal 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

      On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408.0 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408.0 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

      OTHER. On July 17, 2003, the Legislature passed a transportation bond bill totaling $1.080 billion, which was signed by the Governor on July 24, 2003. A terms bill was filed with the Legislature on July 29, 2003.

      On July 31, 2003, the Legislature passed the following bond bills in the respective appropriation amounts noted: $752 million for the Division of Capital Asset Management; $301 million for Transportation; $509 million for Housing; and $754 million for Environmental Affairs. The Legislature also passed a $101.8 million capital outlay bill. The legislation will allow for bond funds to be used in place of certain pay-as-you-go capital funds previously transferred to the General Fund.

LITIGATION

      There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

      COMMONWEALTH PROGRAMS AND SERVICES. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

      In June 1993, in HANCOCK V. COMMISSIONER OF EDUCATION, the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. Plaintiffs filed a motion for further relief in which they argue that the Commonwealth has not complied with its obligations and sought declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations by taking appropriate steps within a reasonable time to implement education reform. On June 27, 2002, the Supreme Judicial Court transferred the case (now HANCOCK V. DRISCOLL) to the Superior Court for discovery and trial. A judge of the Superior Court has established a schedule for the case pursuant to which it will be tried. The amount of expenditures ultimately sought by the plaintiffs or required of the Commonwealth is uncertain but could be many hundreds of millions of dollars.

      Challenges by residents of five state schools for the retarded in RICCI V. MURPHY resulted in a consent decree in the 1970's that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

      ROLLAND V. ROMNEY. This case is a class action to compel the Commonwealth to provide certain community placements and services to nursing home residents with mental retardation or other developmental disabilities. In January 2000, the District Court approved a settlement agreement among the parties providing that the Commonwealth would offer certain benefits to the affected class until 2007. In March 2001, the District Court found the Commonwealth to be in noncompliance with the settlement agreement and lifted the agreement's stay of litigation. In May 2002, the District Court held that the Commonwealth was in violation of Federal law as well as the agreement by its failure to provide specialized services to residents who required them. On January 28, 2003, the Court of Appeals for the First Circuit affirmed the decision of the District Court.

      In RAMOS V. MCINTIRE plaintiffs allege that the Department of Transitional Assistance violated state and Federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

      The DMA has been engaged in four related lawsuits, only one of which remains to be decided, in which numerous hospitals seek injunctive and declaratory relief from the DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by the DMA under these two review programs, where the basis for the denial was the DMA's determination that the claims were not medically necessary. The four cases as filed at the trial court level are ATHOL MEMORIAL HOSPITAL, ET AL. V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE, MASS. HOSPITAL ASSOCIATION, ET AL. V. COMMISSIONER OF THE DIVISION OF MEDICAL Assistance, BAYSTATE MEDICAL CENTER V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE and SALEM HOSPITAL
V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE. Since continued implementation of these programs would save the DMA between $6 million and $11 million annually, the DMA's expenditures would increase by that amount if it is barred from implementing these programs. A trial on the merits on the declaratory and injunctive relief claims in the MASS. HOSPITAL ASSOCIATION and SALEM cases was held on March 25 and 26, 2002. On June 20, 2002, the Court ruled that the DMA had complied with a Supreme Judicial Court's order in MASSACHUSETTS EYE AND EAR INFIRMARY V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE not to deny all reimbursement when it determined that an inpatient admission had not been medically necessary and to issue more detailed regulations, and that the new regulations were valid. The MASS. HOSPITAL ASSOCIATION and SALEM decisions are not controlling in BAYSTATE, which is still pending, but could be cited as persuasive authority. With respect to the past damages claims, the DMA has prevailed in all cases except BAYSTATE, which is still pending. The ATHOL and SALEM cases were appealed, and on August 6, 2002 the Supreme Judicial Court ruled that the hospitals were not eligible for the relief they sought because they had not exhausted their administrative remedies. This decision would control the outcome of BAYSTATE on the issue of those payment denials predating the Supreme Judicial Court's decision in MASSACHUSETTS EYE AND EAR INFIRMARY
(1999).

      LIMA V. PRESTON. Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants. The DMA estimates that its expenditures would be expected to increase by less than $20 million if the plaintiffs successfully enjoin elimination of the program.

      ROSIE D. V. GOVERNOR. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor's motion to dismiss based on sovereign immunity was denied. An appeal from that ruling was argued before the First Circuit Court of Appeals on September 11, 2002. On November 7, 2002, the First Circuit Court of Appeals affirmed the United States District Court's denial of the Governor's motion. Plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million.

      LOPES V. COMMONWEALTH. This case is a class action in which the plaintiffs seek to enjoin the DMA from recovering Medicaid payments from the estates of people who died of smoking-related illnesses and to pay back such funds already recovered. The relief sought by plaintiffs would cost the Commonwealth more than $20 million. In September 2001, the Commonwealth filed a motion to dismiss the case. In February 2002, the Court allowed the Commonwealth's motion to dismiss. Plaintiffs have appealed.

      GOODRIDGE V. COMMISSIONER OF PUBLIC HEALTH. In this case, seven same-sex couples claim a statutory or constitutional right to marry and receive marriage-related benefits. Depending on the scope of the trial court's decision, a decision in the plaintiffs' favor could cost the Commonwealth an indeterminable amount in various forms of state tax deductions and benefits. The court granted summary judgment in favor of the Commonwealth. Plaintiffs have appealed and the Supreme Judicial Court was to hear their appeal in March 2003.

      ENVIRONMENTAL MATTERS. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See UNITED STATES V. METROPOLITAN DISTRICT COMMISSION. See also CONSERVATION LAW FOUNDATION V. METROPOLITAN DISTRICT COMMISSION. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including certain costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. The MWRA anticipates spending approximately $633 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

      Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. Subject to the terms of the partial settlement, the Commonwealth has reimbursed the College $400,000 and may reimburse the College up to an additional $1 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

      IN RE MASSACHUSETTS MILITARY RESERVATION (PRE-LITIGATION). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

      TAXES AND REVENUES. There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

      In GENERAL MILLS, INC. V. COMMISSIONER OF REVENUE, the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including taxes, interest and penalties, is approximately $36 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report. The Supreme Judicial Court heard oral arguments in May 2003.

      RAYTHEON V. COMMISSIONER OF REVENUE. Raytheon contests assessments concerning its use of research tax credits and seeks $74 million in abatements for tax years 1991-1996. PETERSON V. COMMISSIONER OF Revenue. The plaintiff taxpayers claim that the Legislature violated the Massachusetts Constitution when it provided for a higher rate of taxation on long-term capital gains realized after April 30, 2002. Plaintiffs seek a declaration that certain state statutory provisions, which changed the taxation of capital gains in the taxable year after January 1, 2002 and before May 2, 2002, violate the Commonwealth's Constitution. The Department of Revenue estimates that if the Supreme Judicial Court rules in the taxpayers' favor refunds in excess of $140 million may be required.

      EMINENT DOMAIN.

      PERINI CORP., KIEWIT CONSTR. CORP., JAY CASHMAN, INC., D/B/A PERINI - KIEWIT - CASHMAN JOINT VENTURE V. COMMONWEALTH. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million.

      BROWN RUDNICK V. COMMONWEALTH OF MASSACHUSETTS. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fees agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. In an early ruling in the case, the trial court found that Brown Rudnick's arguments may ultimate inure to the benefit of all five law firms that represented the Commonwealth in the legal action against tobacco manufacturers. The effect of this ruling is to increase the potential exposure for the Commonwealth from $500 million to approximately $1.3 billion. On May 30, 2003, the trial court was to hear oral argument on plaintiffs, motion for summary judgment.

      SWACHMAN V. COMMONWEALTH OF MASSACHUSETTS. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land and may seek and additional $30 million in such an action.

      OTHER MATTERS.

      DZIALO V. GREENFIELD. In this case an 11-year old boy suffered severe injuries while attending a camp program at Greenfield Community College. During a water rescue simulation, the boy's foot became caught between rocks and he was submerged for over twenty minutes, suffering catastrophic brain injuries that will likely be permanent. Plaintiffs allege civil rights and negligence claims. Plaintiff's expert witness estimates total damages at approximately $80 million, which includes compensatory damages to care for the boy for the remainder of his life. The cap on the negligence claims is $300,000 under the Massachusetts Tort Claims Act. Plaintiffs, however, are alleging civil rights violations, which are not subject to the cap.

                                   APPENDIX B

                                Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


MOODY'S

LONG-TERM

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)
Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG-U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels-MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

'NR' indicates that Fitch does not rate the issuer or issue in question. Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'


                   DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND


                           PART C. OTHER INFORMATION
                           -------------------------


Item 23.   Exhibits.
-------    -----------------------------------------------------


   (a) Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on August 16, 1995.

   (b) Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 28, 2000.

   (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on August 16, 1995.

   (e) Registrant's Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on September 28, 2001. Forms of Service Agreements are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 28, 2000.

   (g)(i) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on August 16, 1995. Sub-Custodian Agreements are incorporated by reference to Exhibit
           (8)(b) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 25, 1996.

   (g)(ii) Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on September 28, 2001.

   (g)(iii)Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on September 28, 2001.

   (i) Opinion and Consent of Counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on July 25, 1996.

   (j)     Consent of Ernst & Young LLP, Independent Auditors.

   (m) Registrant's Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on August 16, 1995.

   (p) Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 28, 2000.

   OTHER EXHIBITS

(a)   Power of Attorney for certain Fund Officers: Stephen E. Canter and James
                Windels. Other Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 28, 2000.
(b)   Certificate of Assistant Secretary is incorporated by reference to Other
                Exhibits (b) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 28, 2000.

Item 24.   Persons Controlled by or under Common Control with Registrant.
-------    --------------------------------------------------------------

           Not Applicable

Item 25.   Indemnification
-------    ---------------

           The Statement as to the general effect of any contract, arrangements or statue under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Exhibit (b) of Part C of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A,filed on September 28, 2000.

           Reference is also made to the Distribution Agreement attached as Exhibit (e) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on September 28, 2001.

Item 26.   Business and Other Connections of Investment Adviser.
-------    ----------------------------------------------------

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.




ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER

Name and Position
WITH DREYFUS                       OTHER BUSINESSES                      POSITION HELD                 DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                             President                     9/02 - 11/02
Chief Investment Officer
                                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present

                                   Founders Asset Management,            Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,          Chief Investment Officer      2/02 - Present
                                   Inc. ++                               and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman                 6/01 - Present
Chief Operating Officer
                                   Standish Mellon Asset Management      Board Manager                 7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   Dreyfus Investment                    Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                      Director                      5/95 - 2/02
                                                                         President                     5/95 - 2/02

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - 7/03
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   TBCAM Holdings, LLC*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President      2/97 - Present
                                                                         Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +        Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties,     President and Director        2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities Co., Inc.              President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *            Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                      4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                      4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                   Vice Chairman                 8/01 - Present
                                                                         Exec. Management Group
                                                                         Exec. Vice President          8/01 - Present
                                                                                                       2/99 - 9/01
                                   Mellon Trust of New York National     Chairman                      4/98 - 8/00
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street,          Director                      11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +        President                     3/99 - Present
                                                                         Director                      6/99 - Present

                                   Mellon Global Investing Corp. +       President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director and President                                                   Vice President                9/02 - 11/02

                                   Dreyfus Service Corporation++         Chairman of the Board         4/02 - Present
                                                                         Chief Executive Officer       4/02 - Present
                                                                         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - 5/02
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division

                                   Dreyfus Service Organization, Inc.++  Director                      4/02 - Present

                                   Dreyfus Insurance Agency of           Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management             Member, Board of Managers     5/01 - Present
                                   LLC****
                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A. +                   Vice Chairman                 1/97 - Present

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   TBC General Partner, LLC*             President                     7/03 - Present

                                   Standish Mellon Asset Management      Board Member                  7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management      Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*     Director                      12/00 - Present

                                   Franklin Portfolio Associates,        Director                      4/97 - Present
                                   LLC*


                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company* Member
                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.  Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                  Director                      1/98 - Present

                                   Fixed Income (MA) Trust*              Trustee                       6/03 - Present

                                   Fixed Income (DE) Trust*              Trustee                       6/03 - Present

                                   Boston Safe Advisors, Inc. ++         Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - 7/03

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - 7/03
                                                                         Chairman                      1/98 - 7/03

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon Global Investing Corp. *       Director                      5/97 - Present
                                                                         Chairman                      5/97 - Present
                                                                         Chief Executive Officer       5/97 - Present


J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   MBSC, LLC++                           Manager, Board of Managers    4/02 - Present
                                                                         and President

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Transfer, Inc.++             Chairman and Director         2/02 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - 4/02

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++       Director                      4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Controller                                                               Vice President and            9/02 - Present
                                                                         Treasurer

                                                                         Chief Financial Officer
                                   The Dreyfus Trust Company+++          Treasurer                     3/99 - Present
                                                                         Director                      9/98 - Present
                                                                                                       3/97 - Present

                                   MBSC, LLC++                           Chief Financial Officer and   4/02 - Present
                                                                         Manager, Board of Managers
                                   Boston Safe Advisors, Inc. ++         Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment Advisors, Inc. ++  Treasurer                     10/98 - Present

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   c/o Mellon Corporation                Director                      2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President                10/98 - Present
                                                                         Director                      2/02 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President                10/98 - 7/99

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - 7/99

                                   Dreyfus Transfer, Inc. ++             Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++      Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present

                                   MBSC, LLC++                           Vice President -Tax           4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++             Vice President                2/97 - Present
Assistant Secretary                                                      Director                      2/97 - Present
                                                                         Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 27.    Principal Underwriters
________    ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)   CitizensSelect Funds
2)   Dreyfus A Bonds Plus, Inc.
3)   Dreyfus Appreciation Fund, Inc.
4)   Dreyfus Balanced Fund, Inc.
5)   Dreyfus BASIC Money Market Fund, Inc.
6)   Dreyfus BASIC U.S. Mortgage Securities Fund
7)   Dreyfus BASIC U.S. Government Money Market Fund
8)   Dreyfus Bond Funds, Inc.
9)   Dreyfus California Intermediate Municipal Bond Fund
10)  Dreyfus California Tax Exempt Bond Fund, Inc.
11)  Dreyfus California Tax Exempt Money Market Fund
12)  Dreyfus Cash Management
13)  Dreyfus Cash Management Plus, Inc.
14)  Dreyfus Connecticut Intermediate Municipal Bond Fund
15)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)  Dreyfus Fixed Income Securities
17)  Dreyfus Florida Intermediate Municipal Bond Fund
18)  Dreyfus Florida Municipal Money Market Fund
19)  Dreyfus Founders Funds, Inc.
20)  The Dreyfus Fund Incorporated
21)  Dreyfus GNMA Fund, Inc.
22)  Dreyfus Government Cash Management Funds
23)  Dreyfus Growth and Income Fund, Inc.
24)  Dreyfus Growth and Value Funds, Inc.
25)  Dreyfus Growth Opportunity Fund, Inc.
26)  Dreyfus Index Funds, Inc.
27)  Dreyfus Institutional Cash Advantage Funds
28)  Dreyfus Institutional Money Market Fund
29)  Dreyfus Institutional Preferred Money Market Funds
30)  Dreyfus Insured Municipal Bond Fund, Inc.
31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
32)  Dreyfus International Funds, Inc.
33)  Dreyfus Investment Grade Bond Funds, Inc.
34)  Dreyfus Investment Portfolios
35)  The Dreyfus/Laurel Funds, Inc.
36)  The Dreyfus/Laurel Funds Trust
37)  The Dreyfus/Laurel Tax-Free Municipal Funds
38)  Dreyfus LifeTime Portfolios, Inc.
39)  Dreyfus Liquid Assets, Inc.
40)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)  Dreyfus Massachusetts Municipal Money Market Fund
42)  Dreyfus Midcap Index Fund, Inc.
43)  Dreyfus Money Market Instruments, Inc.
44)  Dreyfus Municipal Bond Fund, Inc.
45)  Dreyfus Municipal Cash Management Plus
46)  Dreyfus Municipal Funds, Inc.
47)  Dreyfus Municipal Money Market Fund, Inc.
48)  Dreyfus New Jersey Intermediate Municipal Bond Fund
49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)  Dreyfus New York Municipal Cash Management
51)  Dreyfus New York Tax Exempt Bond Fund, Inc.
52)  Dreyfus New York Tax Exempt Intermediate Bond Fund
53)  Dreyfus New York Tax Exempt Money Market Fund
54)  Dreyfus U.S. Treasury Intermediate Term Fund
55)  Dreyfus U.S. Treasury Long Term Fund
56)  Dreyfus 100% U.S. Treasury Money Market Fund
57)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58)  Dreyfus Pennsylvania Municipal Money Market Fund
59)  Dreyfus Premier California Municipal Bond Fund
60)  Dreyfus Premier Equity Funds, Inc.
61)  Dreyfus Premier Fixed Income Funds
62)  Dreyfus Premier International Funds, Inc.
63)  Dreyfus Premier GNMA Fund
64)  Dreyfus Premier Municipal Bond Fund
65)  Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66)  Dreyfus Premier New Leaders Fund, Inc.
67)  Dreyfus Premier New York Municipal Bond Fund
68)  Dreyfus Premier Opportunity Funds
69)  Dreyfus Premier State Municipal Bond Fund
70)  Dreyfus Premier Stock Funds
71)  The Dreyfus Premier Third Century Fund, Inc.
72)  Dreyfus Premier Value Equity Funds
73)  Dreyfus Premier Worldwide Growth Fund, Inc.
74)  Dreyfus Short-Intermediate Government Fund
75)  Dreyfus Short-Intermediate Municipal Bond Fund
76)  The Dreyfus Socially Responsible Growth Fund, Inc.
77)  Dreyfus Stock Index Fund, Inc.
78)  Dreyfus Tax Exempt Cash Management
79)  Dreyfus Treasury Cash Management
80)  Dreyfus Treasury Prime Cash Management
81)  Dreyfus Variable Investment Fund
82)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)  General California Municipal Bond Fund, Inc.
84)  General California Municipal Money Market Fund
85)  General Government Securities Money Market Funds, Inc.
86)  General Money Market Fund, Inc.
87)  General Municipal Bond Fund, Inc.
88)  General Municipal Money Market Funds, Inc.
89)  General New York Municipal Bond Fund, Inc.
90)  General New York Municipal Money Market Fund
91)  Mellon Funds Trust



((b)

                                                                                                 Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Donna Impagliazzo *                   Vice President                                             None
Mary Merkle *                         Vice President                                             None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President                                             None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None

*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.





Item 28.   Location of Accounts and Records
-------    --------------------------------

           1.   The Bank of New York
                100 Church Street
                New York, New York 10286

           2.   Dreyfus Transfer, Inc.
                200 Park Avenue
                New York, New York 10166

           3.   The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 29.   Management Services
-------    -------------------

           Not Applicable

Item 30.   Undertakings
-------    ------------

           None



                             SIGNATURES
                            -------------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of September, 2003.

             DREYFUS MASSACHUSSETTS TAX EXEMPT BOND FUND

           BY:  /s/Stephen E. Canter*
                ---------------------------
                Stephen E. Canter, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signatures                  Title                Date


/s/ Stephen E. Canter*              President (Principal Executive   09/26/03
--------------------------------    Officer)
Stephen E. Canter


/s/James Windels*                   Treasurer (Principal Financial   09/26/03
---------------------------------   and Accounting Officer)
James Windels


/s/David Burke*                     Trustee                          09/26/03
---------------------------------
David Burke


/s/Joseph S. DiMartino*             Trustee                          09/26/03
--------------------------------
Joseph S. DiMartino


/s/Samuel Chase*                    Trustee                          09/26/03
--------------------------------
Samuel Chase


/s/Gordon J. Davis*                 Trustee                          09/26/03
--------------------------------
Gordon J. Davis


/s/Joni Evans*                      Trustee                          09/26/03
--------------------------------
Joni Evans


/s/Arnold S. Hiatt*                 Trustee                          09/26/03
--------------------------------
Arnold S. Hiatt


/s/Burton N. Wallack*               Trustee                          09/26/03
--------------------------------
Burton N. Wallack




*BY:  /S/JOHN B. HAMMALIAN
      John B. Hammalian
      Attorney-in-Fact




                               INDEX OF EXHIBITS



EXHIBIT NO.


23(j)                     Consent of Ernst & Young LLP